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                                                               (Ameriprise logo)

                     PROSPECTUS SUPPLEMENT -- SEPT. 12, 2008

AMERIPRISE CERTIFICATES (APRIL 23, 2008) S-6000 AC

The section entitled "Backed By Our Investments" on pages 85p and 86p has been revised to read as follows:

BACKED BY OUR INVESTMENTS

The composition of the ACC portfolio at Dec. 31, 2007 was as follows:

TYPE OF INVESTMENT                                                             NET AMOUNT INVESTED
Mortgage and other asset backed securities                                              55%
Corporate and other bonds                                                               32
Mortgage loans and other loans                                                           9
Cash and cash equivalents                                                                2
U.S. Government agency obligations                                                       1
Preferred stocks                                                                         1



At Dec. 31, 2007 about 96% of our securities portfolio (including bonds and preferred stocks) is rated investment grade by Moody's and Standard & Poors (S&P) and approximately 3% of the portfolio is deemed investment grade based on RiverSource Investments' internal analysis, using criteria similar to those used by Moody's and S&P, when a public rating does not exist. For additional information regarding securities ratings, please refer to Note 3 to the financial statements.

Most of our investments are on deposit with Ameriprise Trust Company, Minneapolis, although we also maintain separate deposits as required by certain states. Ameriprise Trust Company is a wholly-owned subsidiary of Ameriprise Financial. Copies of our Dec. 31, 2007 schedule of Investments in Securities of Unaffiliated Issuers are available upon request. For comments regarding the valuation, carrying values and unrealized appreciation (depreciation) of investment securities, see Notes 1, 2 and 3 to the financial statements.


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S-6000-7 A (9/08)